4 Quarter Earnings Conference January 8, 2013 Exhibit 99.2 [Alcoa Logo] th

Cautionary Statement
2
[Alcoa Logo]
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, defense, and industrial gas turbine; (d)
the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e)
increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-core assets, or from newly constructed, expanded, or acquired facilities, such as the upstream operations in Brazil and the investments in hydropower projects in
Brazil, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; (n) the impact of cyber attacks and potential information technology or data security breaches; and (o) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2011, Forms 10-Q for the quarters ended
March 31, 2012, June 30, 2012 and September 30, 2012, and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at
www.alcoa.com under the “Invest” section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

Chuck McLane Executive Vice President and Chief Financial Officer 3 January 8, 2013 [Alcoa Logo]

4   Quarter 2012 Financial Overview
See appendix for reconciliations to GAAP and additional information
4
[Alcoa Logo]
Income from Continuing Operations
of $242 million, or
$0.21 per share;
Excluding
impact of
restructuring
and
other special items:
•
Income from continuing operations
of
$64 million, or $0.06 per share
Revenue
at $5.9 billion
Adjusted EBITDA
of $597 million
Midstream and Downstream
achieve
record fourth quarter
results
Positive Free Cash Flow
of $535 million
Days Working Capital
at 24 days, an
all-time low
Debt-to-Capital
of 35%,
Net Debt-to-Capital
of 30%
Cash on hand
of $1.9 billion
Net Debt
of $7.0 billion,
lowest year end
since 2006
th

Income Statement Summary
5
$ Millions, except per-share amounts
4Q11 3Q12  4Q12
Sequential
Change
Revenue $5,989 $5,833 $5,898 $65
Cost of Goods Sold $5,228 $5,266 $4,968 ($298)
COGS % Revenue 87.3% 90.3% 84.2% (6.1 % pts.)
Selling, General Administrative, Other $268 $234 $277 $43
SGA % Revenue 4.5% 4.0% 4.7% 0.7 % pts.
Other Income, Net ($40) ($2) ($345) ($343)
Restructuring and Other Charges $232 $2 $60 $58
Effective Tax Rate 31.0% 15.9% 35.8% 19.9 % pts.
(Loss) Income from Continuing Operations ($193) ($143) $242 $385
(Loss) Income Per Diluted Share ($0.18) ($0.13) $0.21 $0.34
[Alcoa Logo]

[Alcoa Logo]
Restructuring and Other Special Items
See appendix for Adjusted Income reconciliation
6
$ Millions, except per-share amounts
3Q12 4Q12
Income Statement
Classification
Segment
(Loss)/Income
($143) $242
(Loss)/Income
($0.13) $0.21
Tapoco Asset Sale
- $161
Other Income, Net
Primary Metals /
Corporate
Restructuring-Related ($2) ($54)
Restructuring and
Other Charges
Corporate
Discrete Tax Items
($26) $58
Income Taxes Corporate
Mark-to-Market Energy Contracts ($3) $12
Other Income, Net Corporate
Interest Income - $8
Other Income, Net Corporate
Massena Fire ($9) ($7)
Revenue, COGS and
Other Income, Net
Primary
Metals/EPS
Environmental Reserve ($120) -
COGS Corporate
Litigation Reserve ($15) -
COGS Corporate
Special
Items ($175) $178
Income from
Continuing Ops excl Special Items $32 $64
$0.03 $0.06
from Continuing Ops
Per Diluted Share
Income per Diluted Share excl Special Items

[Alcoa Logo]
4th
Quarter 2012 vs. 3rd
Quarter 2012 Earnings Bridge
See appendix for Adjusted Income reconciliation
7
Income from Continuing Operations Excluding Restructuring & Other Special Items ($ millions)
+$78m
-$1m
-$38m
64
32
14
Productivity
4Q 2012
Cost
Increases Curtailment
/ Other
37
Raw
Materials
13
Energy Portovesme
7
3Q 2012
LME
79
1
25
Price
/Mix
8
Volume
34
Currency
th rd
[Alcoa Logo]

[Alcoa Logo]
Alumina
8
1 Quarter Outlook
Alumina 4Q12 Results and 1Q13 Outlook
4Q 11 3Q 12 4Q 12
Production (kmt) 4,178 4,077 4,079
3 Party Shipments (kmt) 2,378 2,368 2,440
3 Party Revenue ($ Millions) 847 764 803
ATOI ($ Millions) 125 (9) 41
48%
of 3
party shipments on spot or alumina price
index with
30 day lag
for 2013
Production
and shipments decrease by 90 kmt
Crusher move
in Australia drives mining cost increase
of $5 million
Productivity
improvements continue
Higher 3 party shipments driven by lower internal
shipments
API and spot pricing more stable than LME aluminum
pricing
Productivity
of
$10 million
Higher
fuel oil
and
natural gas prices
Working capital improved 1 day vs. prior year quarter
Productivity of $190 million for full year 2012
4 Quarter Performance Bridge
4 Quarter Business Highlights 4 Quarter Results
4Q
2012
$41
Cost
Decr.
$9
Raw Mat.
$3
3Q
2012
-$9
Product.
$10
Energy
-$2
Price/ Mix
-$21
Volume
-$7
Currency
$6
LME
$52
Market Performance
$ Millions
+$58m $8m -
th
th
th
st
rd
rd
rd
rd

Primary Metals

+$43m
+$22m
$272
$316
$48
-$5
$3
$3
$11
-$12
$15
$2
-$7
-$14

9
Production decrease due to completed Italy curtailment
Price/Mix improvement as regional premiums rise
Productivity
of $11 million
Seasonal energy price increases
Completed Tapoco Hydropower asset sale
Productivity of $245 million for full year 2012
4 Quarter Results 4 Quarter Business Highlights
1 Quarter Outlook
Pricing
to follow 15 day lag
to LME
Production
and shipments decrease by 20 kmt
Carbon pricing
expected to remain level
Rockdale and Anglesea power generation outages of
$15 million
Saudi Arabia JV
equity costs of  $20 million
Primary Metals 4Q12 Results and 1Q13 Outlook
4Q 11 3Q 12 4Q 12
Production (kmt) 962 938 912
3
rd
Party Shipments (kmt) 805 768 768
3
rd
Party Revenue ($ Millions) 1,991 1,794 1,890
3
rd
Party Price ($/MT) 2,374 2,222 2,325
ATOI ($ Millions) (32) (14) 316
Quarter Performance Bridge
$ Millions
market performance
4Q
2012
Tapoco
Sale
PV
Curtail
Cost
Decreases
Volume Price
/Mix
3Q
2012
Prod-
uctivity
-
Currency Energy Raw
Materials
LME
th th
st
[Alcoa Logo]
4
th

ATOI ($ Millions) 4Q 11 3Q 12 4Q 12
Global Rolled Products,
excl Russia, China & Other
32 89 62
Russia, China & Other (6) 9 7
Total ATOI 26 98 69
Adjusted EBITDA/mt 225 395 344
4 th Quarter Results 4 Quarter Business Highlights
1 Quarter Outlook 4 Quarter Performance Bridge
$6
$4
$69
$98
4Q 2012 Other Items
-$4
Cost Increase
-$8
Productivity Price/Mix Volume
-$27
3Q 2012
Record 4Q ATOI
and adjusted
EBITDA per metric ton
ATOI
up
165%
vs. year-over-year quarter
Seasonal decline in Packaging volume
Aerospace
and automotive remained strong
Productivity
of
$6 million
Working capital improved 8 days vs. prior year quarter
Aerospace and automotive demand expected to
remain strong
European  and North America industrial flat
and
uncertain
Productivity improvements continue
$ Millions
[Alcoa Logo]
Global Rolled Products
Global Rolled Products 4Q12 Results and 1Q13 Outlook
10
See appendix for Adjusted EBITDA reconciliation
th
th st

3Q 2012
LME
Volume
Price/Mix
Productivity
Cost Increases
Massena Fire
4Q 2012

[Alcoa Logo]
Engineered Products and Solutions
See appendix for Adjusted EBITDA reconciliation
11
Engineered Products and Solutions 4Q12 Results and 1Q13 Outlook
$ Millions 4Q 11 3Q 12 4Q 12
Party Revenue 1,355 1,367 1,348
ATOI 122 160 137
Adjusted EBITDA Margin 16.2% 20.3% 17.7%
Quarter Results
Quarter Outlook 4 Quarter Performance Bridge
Quarter Business Highlights
$ Millions
Record 4Q ATOI
and adjusted EBITDA margin
4Q adjusted EBITDA margin at 17.7%, up 1.5 points
year-over-year
Year-over-year ATOI up $15 million on $7 million less
revenue
Productivity
of $2 million
Aerospace market remains strong
European Non-Residential Construction market
continues to decline – Normal seasonal decline in N.A.
market
Heavy Duty truck market flat in N.A. and Europe
Share gains
through innovation continue
across all
market sectors
Productivity
improvements continue
th
4 th 4 th
1
st
3 rd
$2
$137
-$2
-$4
-$12
-$6
-$1 $160

[Alcoa Logo]
See appendix for Free Cash Flow and Net Debt-to-Capital reconciliations
4   Quarter Cash Flow Overview
12
($ Millions) 4Q11 3Q12 4Q12
Net (Loss) Income
($163) ($175) $257
DD&A
$368 $366 $363
Change in Working Capital
$797 $88 $539
Pension Contributions
($119) ($163) ($46)
Taxes / Other Adjustments
$259 $147 ($180)
Cash from Operations
$1,142 $263 $933
Dividends to Shareholders
($33) ($32) ($33)
Change in Debt
$52 ($273) ($692)
Distributions to Noncontrolling Interest
($4) ($1) ($24)
Contributions from Noncontrolling Interest
$33 $22 $39
Other Financing Activities
$1 $2 ($2)
Cash from Financing Activities
$49 ($282) ($712)
Capital Expenditures
($486) ($302) ($398)
Other Investing Activities
($97) $40 $605
Cash from Investing Activities
($583) ($262) $207
4Q12 FCF
$535 million
$1.9 billion
of cash
3 Day DWC
reduction vs.
4Q 2011
Quarter 2012 Cash Flow Overview
Debt-to-Cap
at 35%;
Net Debt-to-
Cap at 30%
th
4
th

[Alcoa Logo] 13 2012 FULL YEAR RESULTS

[Alcoa Logo]
Executing and Delivering in a Challenging Environment
See appendix for Adjusted EBITDA reconciliation
14
Delivering Results
Productivity &
Overhead
Working Capital
Capital Spend
and Investments
Maintain
Debt-to-Capital
Target: $850m
Actual: $1.3b
Positive Free
Cash Flow
Target: 1.5 days
Actual: 3.5 days
Target: $1.7b
Actual: $1.4b
Target: 30%-35%
Actual: 34.8%
API or spot pricing net benefit of $35M
4% point reduction on smelting cost curve
Record annual midstream ATOI of $358M;
35% YOY improvement
Record midstream full year adjusted
EBITDA/mt of $390
Downstream delivered record annual ATOI
of $612M; 14% YOY improvement
All-time high full year adjusted EBITDA
margin of 19.2% for downstream
Net debt at $7.0 billion, lowest year end
since 2006
Achieving Our Targets

[Alcoa Logo]
Taking Necessary Steps to Maintain Liquidity
15
See appendix for Free Cash Flow reconciliation
($ Millions)
2012
Cash from Operations
$1,497
Capital Expenditures
($1,261)
Free Cash Flow
$236
Saudi Arabia Investments
($164)
Proceeds from sale of assets
$615
$687

4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

[Alcoa Logo]
Generating Positive FCF Amid A Volatile Environment
16
See appendix for Free Cash Flow reconciliation
Free Cash Flow
($ millions)
-39
246
-506
656
164
526
-440
1,005
176
87
-22
761
-186
-90
-742
-409
535
2009
-$257
2010
$1,246
2011
$906
2012
$236

[Alcoa Logo]
Exceeding $850 Million Productivity and Overhead Target
*All figures are pretax and pre-minority interest.  2009/2010 represent net productivity; 2011/2012 represent gross productivity
17
1
5,542 1,291
1,099
742
2,410
Total 2012 2011 2010 2009
Alcoa Productivity ($millions)*

[Alcoa Logo]
2012 Actions More Than Offset Significant Headwinds
See appendix for Adjusted Income reconciliation
18
Income from Continuing Operations Excluding Restructuring & Other Special Items ($ millions)
-$885m +$1,005m -$670m
262
812
Cost
Increases
/ Other
559
Raw
Materials
91
Energy
20
Productivity
786
Price
/Mix
127
Volume
92
Currency
129
LME
1,014
2011 2012

4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

[Alcoa Logo]
Achieving Sustainable Days Working Capital Reductions
See appendix for days working capital reconciliation
19
3 days
lower
Days Working Capital since Fourth Quarter 2008
3 days
lower
10 days
lower
33
33
32
38
38
39
43
44
41
48
50
55
20
25
30
35
40
45
50
55
43
30
33
27
-3 days
24
3 days
lower
Record Low
4
th
Quarter

[Alcoa Logo]
Significantly Strengthening Our Liquidity Position
See appendix for Net Debt-to-Capital reconciliation
20
Net debt
reduction of 29%
since 2008
Debt to Cap
Net Debt Cash
Debt, Net Debt and Debt
-
to
-
Capital %
(millions)
Commitment to Investment Grade:  Improving Net Debt Position
Net debt
reduction of 29%
since 2008
762
1,481
1,543
1,939
1,861
2009
9,819
8,338
2008
10,578
9,816
2012
8,829
6,968
2011
9,371
7,432
2010
9,165
7,622
38.7%
42.5%
34.9% 35.3%
34.8%

[Alcoa Logo]
New Aggressive Targets Set to Maximize Cash In 2013
21
Positive
Free Cash
Flow
Maintain 30%-35% Debt-to-Capital
Manage Growth Capital of $550M
Generate Productivity Gains of $750M
Target Saudi JV Investment of $350M
Overarching 2013 Financial Target
Control Sustaining Capital of $1.0B
Taking the right actions
2013 Targets: Key Actions to Execute 2013 Cash Sustainability Program

Delivering Results

Delivering Results

Achieving Our Targets

Positive Free Cash Flow

Productivity & Overhead	Target: $850m / Actual: $1.3b
Working Capital	Target: 1.5 days / Actual: 3.5 days
Capital Spend and Investments	Target: $1.7b / Actual: $1.4b
Maintain Debt-to-Capital	Target: 30%-35% / Actual: 34.8%

Strengthening Liquidity Position

Free Cash Flow

(millions)
2009 -$257
2010 $1,246
2011 $906
2012 $236
-409
-742
-90
-186
761
-22
67
176
1,005
-440
526
164
656
-506
246
-39
535
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

Managing Debt and Capital Structure

Debt, Net Debt and Debt-to-Capital %
(millions)
Net debt reduction of 29% since 2008
10,578
762
9,816
42.5%
9,819
1,481
8,338
38.7%
9,165
1,543
7,622
34.9%
9,371
1,939
7,432
35.3%
8,829
1,861
6,968
34.8%
2008
2009
2010
2011
2012

Focusing on Cash in 2013

Taking the right actions

- Generate Productivity Gains of $750M
- Manage Growth Capital of $550M
- Control Sustaining Capital of $1.0B
- Target Saudi JV Investment of $350M
- Maintain 30%-35% Debt-to-Capital

Overarching 2013 Financial Target

Positive Free Cash Flow

[Alcoa Logo] Successfully Executing for Cash; Continued Focus in 2013 22 Debt to Cap Net Debt Cash

[Alcoa Logo] Klaus Kleinfeld Chairman and Chief Executive Officer January 8, 2013

9% - 10% sales growth
		0% - 4% prod growth	1% - 4% prod decline	7% - 10% prod growth	1% - 4% prod growth
		15% - 19% prod decline	6% - 10% prod decline	12% - 19% prod growth	2% - 7% prod growth
		-1% - 0% sales flat	2% - 3% sales growth	8% - 12% sales growth	2% - 3% sales growth
		1% - 2% sales growth	4% - 6% sales decline	8% - 10% sales growth	4% - 5% sales growth
					3% - 5% airfoil market growth rate

[Alcoa Logo]
Source: Alcoa analysis
2013 Market Conditions
24
Alcoa End Markets: Current Assessment of 2013 vs. 2012
North America China Global Europe
Aerospace
Automotive
Heavy Truck &
Trailer
Beverage Can
Packaging
Commercial Building
and Construction
Industrial Gas
Turbine

[Alcoa Logo]
Aluminum Market Fundamentals Are Intact
25
2012:  Aluminum Demand Strong and
Outpacing 10-Year Forecast
Global Aluminum Demand Grows in 2013
Inventories Stable; Financing Driving Premiums
Markets Essentially Balanced

[Alcoa Logo]
26
Source: Alcoa analysis, Brook Hunt, CRU, Harbor Intelligence
Short Term Demand Exceeding Long Term Expectations
In 2010,  we said demand to roughly double…
25.4
46.1
Rest of World
China
2012
20.7
2010
39.5
23.0
16.5
2020 Forecast
39.5
Rest of World
China
73.4
35.7
37.7
2010
23.0
16.5
Million MT
12%
5%
9%
4%
Million MT
…run rate ahead of projection
6.5%
CAGR
8.0%
CAGR

[Alcoa Logo]
27
Source: Alcoa analysis, IMF, OECD
Global Aluminum Demand Accelerates to 7% in 2013
2013 Primary Aluminum Consumption (mmt), Annualized Growth (%) and Change (% pts) by Region
(1)
Other includes Middle East, Latin America ex Brazil, Eastern Europe and Rest of World
-1% -2%
2013 Global Demand
(4Q12 estimate)
49.4 mmt
Annualized Growth
(4Q12 estimate)
1%
1%
3%
3%
2%
0%
1%
2%
Russia
Brazil
India
Other
(1)
Asia ex. China
North America
Europe
China
Change in Growth
(2012 to 2013 in % pts.)
1% Global
1% World ex China
2013 Global Demand
Growth Rate 7% vs. 2012
(World ex China 4%)
2012
2013E
China
Europe
North America
Asia ex. China
Other
(1)
India
Brazil
Russia
23.0
6.5
6.2
5.9
3.8
2.0
1.0
1.0
11% 9%
4% 4%
5% 7%
6% 7%
6%
9%
1%
4%
5% 6%

2012 Production	36,550	55,350
2013 Production to be added	4,150	2,700
2013 Capacity to be curtailed	0	(400)
Imports/(exports)	3,900	(3,900)
Total supply	44,600	53,750
Demand	(45,100)	(53,450)
Net Balance	**(500)**	**300**

2012 Production	20,800	25,003
2013 Production to be added	2,800	1,852
2013 Capacity to be curtailed	(250)	(250)
Total supply	23,350	26,605
Demand	(23,000)	(26,420)
Net Balance	**350**	**185**

[Alcoa Logo]
2013E Aluminum Supply/Demand Balance
Supply
Demand
Surplus
535
‘000 mt China
Rest of
World
2013E Alumina Supply/Demand Balance
‘000 mt China
Rest of
World
Supply Demand
Deficit
(200)
Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs
Markets Essentially Balanced in 2013
28

LME Price
$3,250
$3,050
$2,850
$2,650
$2,450
$2,250
$2,050
$1,850
$1,650
$1,450
$1,250
100
90
80
70
60
50
40
30
20
10
0
Dec-07 Feb-08 Apr-08 Jun-08 Aug-08 Oct-08 Dec-08 Feb-09 Apr-09 Jun-09 Aug-09 Oct-09 Dec-09 Feb-10 Apr-10 Jun-10 Aug-10 Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11 Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12
Cancelled Warrants
LME On Warrant
Off Exchange
China ex SRB
Japan Port
Producer
LME 3 Mon

[Alcoa Logo]
29 Source: Alcoa analysis, LME, SHFE, CRU, IAI, Marubeni Corp.
Primary Aluminum Inventories Remain Below 2009 Peak
Decline 28 days
from the ’09 peak
Cancelled Warrants:
1.6M
tons above year end 2011;
all-time record high
China
stocks:  Only
7 days
of
global demand
Producer
stocks
: Record
low < 10 days
Days of
Consumption
Days of
Consumption
102 days
LME Price
$2,214/MT
Days of
Consumption
80 days
LME Price
$2,686/MT
Days of
Consumption
74 days
LME Price
$2,098/MT
Global Inventories
Global Inventories vs. LME  Price Over Time

Region
End of Q4'12
Europe
$295/MT
Japan
$245/MT
Midwest USA
$243/MT
Year on Year Change
Europe +74%
Japan +120%
Midwest USA +49%
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12

[Alcoa Logo]
Source: Month end pricing - Platts Metals Week and Metal Bulletin
Regional Premiums Continue To Be Strong
30
0
50
100
150
200
250
300
$0
$50
$100
$150
$200
$250
$300
Regional Premiums over time
$ per metric
ton
$ per metric
ton

$/mt
2,300
2,200
2,100
2,000
1,900
1,800
1,700
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Nov-20
Nov-27
Dec-4
Dec-11
Dec-18
Dec-25
Dec-31

[Alcoa Logo]
Macro Events Continue to Drive Price Movements
Movement in LME Cash Prices After Economic Announcements
Nov 20
th
Greece Aid
Resolution
LME $1,952
Dec 7
th
Positive U.S. Labor
News
LME $2,078
Positive China PMI
LME $1,916
Dec 31
st
Improved Sentiment
Cliff Deal Will Be
Reached
LME $2,040
Dec 18
th
Uncertainty over Fiscal
Cliff Negotiations
LME $2,081
31 Source: LME, Bloomberg
Nov 22
nd

[Alcoa Logo] 2012/2013 Common Thread: Disciplined Execution 32 Solid operating performance in a volatile year Achieving strategic investment milestones Financial targets set to maximize cash

[Alcoa Logo]
Alumina: Focused on Sustainable Cost Reductions
33
Clear Strategic Direction: Improving cost competitiveness
0
100
200
300
400
500
600
700
0 20,000 40,000 60,000 80,000 100,000 120,000
Cumulative Production (000MT)
Alcoa 2010
30
th
Percentile
Alumina Cost Curve
Alcoa 2015
23
rd
Percentile
Refining Cost Curve Holding Steady
$/mt
-7 points
Alcoa 2012
30
th
Percentile
Atlantic refinery curtailments: 390k mtpy
Creeping low-cost capacity:  increased
production in Australia by 400tpd in 2012
Productivity
gains: ~$190 million for
2012 and ~$390 million since 2010
First concrete pour Saudi Arabia
refinery in February 2012
2012 Strategic Actions
Progress on energy solutions in Spain
at

[Alcoa Logo]
Primary Metals: Moving Down the Cost Curve
34
Smelting Cost Curve Down 4% Points
-10 points
Clear Strategic Direction:  Improving cost competitiveness
Curtailments:
240k mtpy in Spain and Italy
Permanent closures:  291k mtpy
Securing energy solutions:
Power contracts for Mt. Holly and Intalco
Estreito
hydro electric dam
commissioned
Brazilian
regulatory improvements
Spanish
energy framework implemented
and ~
$480 million
since 2010
2012 Strategic Actions
0
500
1,000
1,500
2,000
2,500
3,000
3,500
0 20,000 40,000 60,000
Cumulative Production (000MT)
Alcoa 2015
41
st
Percentile
Alcoa 2010
51
st
Percentile
Aluminum Cost Curve
$/mt
Alcoa 2012
47
th
Percentile
Saudi Arabia JV First Hot Metal achieved
in December 2012
Productivity
gains: ~
$245 million
for 2012
Tapoco sale
:  ~
$600 million
gross proceeds
in the U.S.

2013
GRP: $2.5 billion*
incremental revenue
versus 2010 with
EBITDA margins
exceeding historical
levels

[Alcoa Logo]
Global Rolled Products: Generating Record Margins
See appendix for Adjusted EBITDA reconciliations
35
273
253
249
276
226
201
108
119
314
327
390
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Revenue growth from new products and share gains
GRP-Growing profitability at record levels
$ Billions
Adjusted EBITDA per MT
10-YR Average ~ $235/MT
$7.6
2013 Target
Normalized
$8.4b
2012
Actual
$7.4b
2010
Actual
$6.3b
$2,019
$2,143**
** 2010 LME price of $2,143 assumed to normalize 2013 target
LME: $2,143
Midstream Strategy:  Profitable Growth
* $1.5 billion revenue growth from share gains and new products and $1.0 billion revenue growth from metal and market

2013
EPS: $1.6 billion*
incremental revenue
versus 2010 with
EBITDA margins
exceeding historical
levels

[Alcoa Logo]
Engineered Products & Solutions: Growing Profitably
See appendix for Adjusted EBITDA reconciliations
36
Downstream Strategy:  Profitable Growth
Record margins exceeding historical levels
Adjusted EBITDA Margin
$ Billions
8%
9%
12%
11%
12%
13%
15%
13%
17%
18%
19%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
2013
$5.6
2012
$5.5
2010
$4.6
$6.2
Markets
Revenue growth from share gains and innovation
* $1.0 billion revenue growth from share gains and innovation and $600 million revenue growth from the market

ALCOA
Ground-breaking for Middle East's
first automotive products rolling mill
MA'ADEN

[Alcoa Logo]
Saudi Arabia JV:  Achieving Significant Milestones
37
[Alcoa Logo]
Achieved smelter First Hot Metal Auto capability groundbreaking
Lowest cost, integrated aluminum facility in the world
Successful commissioning of first smelting pots
First hot metal in 25 months from first concrete
Expected to produce ~250k tons in 2013
Contributes 2% point reduction on the smelting
cost curve
Integrated
rolling and surface treatment
complex
Expanding capability
to produce up to
100k tons
of downstream products, including
automotive
heat-treated and non-heat-treated sheet
Production planned to start at the
end of 2014
[Ma’aden Logo]

[Alcoa Logo]
Focus Remains on Cash In 2013
38
Positive
Free Cash
Flow
Maintain 30%-35% Debt-to-Capital
Manage Growth Capital of $550M
Generate Productivity Gains of $750M
Target Saudi JV Investment of $350M
Overarching 2013 Financial Target
Control Sustaining Capital of $1.0B
Taking the right actions
Key Actions to Execute 2013 Cash Sustainability Program

Strong End Markets Continue

Alcoa End Markets: Current Assessment of 2013 vs. 2012

	North America	Europe	China	Global
Aerospace				9%-10% sales growth
Automotive	0%-4% prod growth	1%-4% prod decline	7%-10% prod growth	1%-4% prod growth
Heavy Truck & Trailer	15%-19% prod decline	6%-10% prod decline	12%-19% prod growth	2%-7% prod growth
Beverage Can Packaging	-1%-0% sales flat	2%-3% sales growth	8%-12% sales growth	2%-3% sales growth
Commercial Building and Construction	1%-2% sales growth	4%-6% sales decline	8%-10% sales growth	4%-5% sales growth
Industrial Gas Turbine				3%-5% airfoil market growth rate

Demand Growth Accelerates to 7%

2013 Primary Aluminum Consumption (mmt) and Annualized Growth (%)
Russia
Brazil
India
Other (1)
Asia ex. China
North America
Europe
China
1.0
2.0
1.0
3.8
6.0
6.2
6.5
23.0
49.4 mmt
2012
2013E
1%
5%
6%
6%
6%
5%
4%
-2%
9%
6%
4%
9%
7%
7%
4%
-1%
11%
1% Russia
3% Brazil
3% India
1% Other (1)
2% Asia ex China
0% North America
1% Europe
2% China
2013 Global Demand Growth Rate 7% vs. 2012 (World ex China 4%)
1% Global
1% World ex China

Markets Effectively Balanced

Supply and Demand Analysis

2013E Alumina Supply/Demand Balance

Deficit
(200)
Supply
Demand

'000 mt	China	Rest of World
2012 Production	36,550	55,350
2013 Production to be added	4,150	2,700
2013 Capacity to be curtailed	0	(400)
Imports/(exports)	3,900	(3,900)
Total supply	44,600	53,750
Demand	(45,100)	(53,450)
Net Balance	[illegible]	300

2013E Aluminum Supply/Demand Balance

Surplus
535
Supply
Demand

'000 mt	China	Rest of World
2012 Production	20,800	25,003
2013 Production to be added	2,800	1,852
2013 Capacity to be curtailed	(250)	(250)
Total supply	23,350	26,605
Demand	(23,000)	(26,420)
Net Balance	[illegible]	[illegible]

Macro Events Drive Metal Price

Movement in LME Cash Prices After Economic Announcements

$/mt
2,300
2,200
2,100
2,000
1,900
1,800
1,700
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Nov 20th Greece Aid Resolution LME $1,952
Dec 7th Positive U.S. Labor News LME $2,078
Dec 18th Uncertainty over Fiscal Cliff Negotiations LME $2081
Nov 22nd Positive China PMI LME $1,916
Dec 31st Improved Sentiment Cliff Deal Will Be Reached LME $2,040
Nov-27
Dec-4
Dec-11
Dec-18
Dec-25

[Alcoa Logo] Market and Fundamentals Intact; Sentiment Moves Price 39

GPP: Improving Cost Competitiveness

Refining Cost Curve Holding Steady

-7 points
$/mt
Alumina Cost Curve
Alcoa 2015 23rd Percentile
Alcoa 2010 30th Percentile
Alcoa 2012 30th Percentile
0
100
200
300
400
500
600
700
0
20,000
40,000
60,000
80,000
100,000
120,000
Cumulative Production (000MT)

Smelting Cost Curve Down 4% Points

-10 points
$/mt
Aluminum Cost Curve
Alcoa 2012 47th Percentile
Alcoa 2010 51st Percentile
Alcoa 2015 41st Percentile
0
500
1,000
1,500
2,000
2,500
3,000
3,500
0
20,000
40,000
60,000
Cumulative Production(000MT)

GRP: Generating Profitable Growth

Revenue growth from new products and share gains

$ Billions
LME
$2,143
$2,019
$2,143**
$6.3b
$7.4b
$8.4b
2010 Actual
2012 Actual
2013 Target Normalized

GRP-Growing profitability at record levels

EPS: Delivering Record Results

Revenue growth from share gains and innovation

$ Billions
$6.2
Markets
$4.6
$5.5
$5.6
2010
2012
2013

EPS-Record margins exceeding historical levels

Levers Available to Execute Cash Sustainability

Taking the right actions

- Generate Productivity Gains of $750M
- Manage Growth Capital of $550M
- Control Sustaining Capital of $1.0B
- Target Saudi JV Investment of $350M
- Maintain 30%-35% Debt-to-Capital

Overarching 2013 Financial Target

Positive Free Cash Flow

[Alcoa Logo] Executing Mid-Term Strategy; Continued Cash Focus 40

41 [Alcoa Logo]

[Alcoa Logo] Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 42

[Alcoa Logo]
Annual Sensitivity Summary
Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $240 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD
43

[Alcoa Logo]
Revenue Change by Market
0%
1%
(1%)
(7%)
(4%)
5%
(8%)
37%
5%
5%
3%
7%
5%
(11%)
2%
8%
6%
(17%)
(5%)
(5%)
4Q’12 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
44
16%
3%
6%
5%
8%
2%
13%
2%
13%
32%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other*
Alumina
Primary Metals

[Alcoa Logo]
Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa
45
(in millions)
4Q 11 2011 1 Q 12 2 Q12 3 Q 12 4 Q 12 20 12
$ $ $ $ $ $ $
Unallocated amounts (net of tax):
Impact of LIFO
Interest expense
Noncontrolling interests
Corporate expense
Restructuring and other charges
Discontinued operations
Other
Alcoa
$   $   $    $  $    $     $
235
(7)
(81)
32
(62)
(2)
–
(258)
(143)
563
8
(78)
(15)
(87)
(56)
–
(93)
242
1,369
20
(319)
29
(282)
(75)
–
(551)
191
275
19
(80)
17
(69)
(10)
–
(154)
(2)
296
–
(80)
(5)
(64)
(7)
–
(46)
94
1,893
(38)
(340)
(194)
(290)
(196)
(3)
(221)
611
241
11
(81)
(28)
(71)
(161)
2
(104)
(191)
Consolidated net  (loss) income attributable to
Total segment ATOI

[Alcoa Logo]
Reconciliation
of Adjusted Income
46
(Loss) income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both (Loss) income from continuing operations attributable to
Alcoa determined under GAAP as well as (Loss) income from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
•   for the quarter ended December 31, 2012, a benefit related to the interim period treatment of losses in jurisdictions for which no tax benefit was recognized during the nine months ended September 30, 2012 ($39); a benefit for a capital loss on an investment ($13); and a net benefit for other miscellaneous items ($6);
• for the quarter ended September 30, 2012, an unfavorable impact related to the interim period treatment of losses in jurisdictions for which no tax benefit was recognized ($35), a benefit as a result of including the anticipated gain from the sale of the Tapoco Hydroelectric Project in the calculation of the estimated annual effective tax rate ($12), and a net charge for other miscellaneous items ($3);
•   for the quarter ended December 31, 2011, charges for a tax rate change in Hungary and a tax law change regarding the utilization of net operating losses in Italy ($8), a charge related to the 2010 change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($7), and a net benefit for other miscellaneous items ($3);
•   for the year ended December 31, 2012, a benefit for a capital loss on an investment ($13); a benefit as a result of including the then anticipated gain from the sale of the Tapoco Hydroelectric Project in the calculation of the estimated annual effective tax rate applied to the results for the nine months ended September 30, 2012 ($12); a charge related to prior year U.S. taxes on certain depletable assets ($8); and a net benefit for other miscellaneous items ($5); and
•   for the year ended December 31, 2011, charges for a tax rate change in Hungary and a tax law change regarding the utilization of net operating losses in Italy ($8); a charge related to the 2010 change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($7); a net benefit for adjustments made related to the filing of 2010 tax returns in various jurisdictions ($5); and a net benefit for other miscellaneous items ($8).
** Other special items include the following:
•   for the quarter ended December 31, 2012, a gain on the sale of the Tapoco Hydroelectric Project ($161: $275 is included in the Primary Metals segment and $(114) is included in Corporate); a net favorable change in certain mark-to-market energy derivative contracts ($12); interest income on an escrow deposit ($8); and uninsured losses related to fire damage to the cast house at the Massena, NY location ($7);
•   for the quarter ended September 30, 2012, an increase in the environmental reserve mostly related to the Grasse River remediation in Massena, NY and two new remediation projects at the smelter sites in Baie Comeau, Quebec, Canada and Mosjøen, Norway ($120), a litigation reserve ($15), uninsured losses related to fire damage to the cast house at the Massena, NY location ($9), and a net unfavorable change in certain mark-to-market energy derivative contracts ($3);
•   for the quarter ended December 31, 2011, a gain on the sale of land in Australia ($18), uninsured losses, including costs related to flood damage to a plant in Pennsylvania caused by Hurricane Irene, ($14), a net favorable change in certain mark-to-market energy derivative contracts ($8), and the write off of inventory related to the permanent closure of a smelter in the U.S ($4);
•   for the year ended December 31, 2012, a gain on the sale of the Tapoco Hydroelectric Project ($161: $275 is included in the Primary Metals segment and $(114) is included in Corporate); a net increase in the environmental reserve related to the Grasse River remediation in Massena, NY, remediation at two former locations, East St. Louis, IL and Sherwin, TX, and two new remediation projects at the smelter sites in Baie Comeau, Quebec, Canada and Mosjøen, Norway ($133); a litigation reserve ($33); uninsured losses related to fire damage to the cast house at the Massena, NY location ($28);
interest income on an escrow deposit ($8); and a net favorable change in certain mark-to-market energy derivative contracts ($5); and
•   for the year ended December 31, 2011, a net favorable change in certain mark-to-market energy derivative contracts ($36); a net charge comprised of expenses for the early repayment of Notes set to mature in 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($32); uninsured losses, including costs related to flood damage to a plant in Pennsylvania caused by Hurricane Irene, ($25); a gain on the sale of land in Australia ($18); costs related to acquisitions of the aerospace fastener business of
TransDigm Group Inc. and full ownership of carbothermic smelting technology from ORKLA ASA ($8); and the write off of inventory related to the permanent closure of a smelter in the U.S ($4).
(in millions, except per-
share amounts)
(Loss) Income Diluted EPS
Quarter ended
Year ended Quarter ended Year ended
December 31, September 30, December 31, December 31, December 31, December 31, September  30, December 31, December 31, December 31,
2011 2012 2012 2011 2012 2011 2012 2012 2011 2012
Net  (loss) income
attributable to Alcoa
$    (191) $    (143) $      242 $     611 $     191 $   (0.18) $   (0.13) $    0.21 $    0.55 $    0.18
Income (loss) from
discontinued
operations
2 – – (3) –
(Loss) income from
continuing
operations
attributable to Alcoa
(193) (143) 242 614 191 (0.18) (0.13) 0.21 0.55 0.18
Restructuring and other
charges
155 2 54 181 73
Discrete tax items* 12 26 (58) 2 (22)
Other  special items** (8) 147 (174) 15 20
(Loss) income  from
continuing operations
attributable to Alcoa
- as adjusted
$      (34) $       32 $       64 $     812 $     262 (0.03) 0.03 0.06 0.72 0.24

____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____

____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____

____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____ ____

[Alcoa Logo]
Reconciliation
of Alcoa Adjusted EBITDA
47
($ in millions) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 4Q11 3Q12 4Q12
Net income (loss)
attributable to
Alcoa 420 938 1,310 1,233 2,248 2,564 (74) (1,151) $ 254 611 191 $ (191) (143) $ 242
Add:
Net income (loss)
attributable to
noncontrolling
interests 181 212 233 259 436 221 61 138 194 (29) 28 (32) 15
Cumulative effect
of accounting
changes (34) 47 – 2 – – – – – – – – – –
Loss (income)
from discontinued
operations 101 – 27 50 (22) 250 303 166 8 3 – (2) – –
Provision (benefit)
for income taxes 307 367 546 464 853 1,623 342 (574) 148 255 162 (74) (33) 143
Other (income)
expenses, net (175) (278) (266) (478) (236) (1,920) (59) (161) 5 (87) (341) (40) (2) (345)
Interest expense 350 314 271 339 384 401 407 470 494 524 490 125 124
Restructuring and
other charges 398 (28) (29) 266 507 268 939 237 207 281 87 232 2 60
Provision for
depreciation,
depletion, and
amortization 1,037 1,227 1,252 1,244 1,234 1,311 1,450 1,479 1,460 367 366 362
Adjusted EBITDA 2,585 2,682 3,234 3,362 4,795 359 2,704 3,260 2,020 445 282 597
Sales 18,879 21,370 28,950 26,901 18,439 21,013 24,951 23,700 5,833 5,898
Adjusted EBITDA
Margin 14% 14% 19% 16% 12% 2% 13% 13% 9% 7% 5% 10%
17,691
15%
1,110 1,142
15%
24,149
120
3,313 5,422
5,989 29,280
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
$ $ $ $ $ $ $ $ $
$ $ $ $ $ $ $ $ $ $
$ $ $ $ $ $ $ $ $ $ $ $ $ $
365
$
$
$
$
$ $

[Alcoa Logo]
Reconciliation
of Alumina Adjusted EBITDA
48
($ in millions, except
per metric ton
amounts )
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 4Q11 3Q12 4Q12
After-tax operating
income (ATOI) $     315 $     415 $     632 $     682 $  1,050 $     956 $ 727 $     112 $     301 $     607 $       90 $     125 $        (9) $       41
Add:
Depreciation,
depletion, and
amortization 139 147 153 172 192 267 268 292 406 444 455 112 120 107
Equity (income)
loss (1) – (1) – 2 (1) (7) (8) (10) (25) (5) 2 (2) (1)
Income taxes 130 161 240 246 428 340 277 (22) 60 179 (27) 33 (22) 2
Other (14) (55) (46) (8) (6) 2 (26) (92) (5) (44) (8) (43) (1) (4)
Adjusted  EBITDA $     569 $     668 $     978 $  1,092 $  1,666 $ 1,564 $  1,239 $     282 $     752 $  1,161 $     505 $     229 $     86 $     145
Production
(thousand metric
tons) (kmt) 13,027 13,841 14,343 14,598 15,128 15,084 15,256 14,265 15,922 16,486 16,342 4,178 4,077 4,079
Adjusted EBITDA/
Production ($ per
metric ton) $       44 $       48 $       68 $       75 $     110 $     104 $       81 $       20 $       47 $       70 $       31 $       55 $       21 $       36
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa Logo]
Reconciliation
of Primary Metals Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 4Q11 3Q12 4Q12
After-tax operating
income (ATOI)
$     650
$     657
$     808
$     822
$  1,760
$  1,445
$     931
$    (612)
$     488
$     481
$     309
$      (32)
$      (14)
$     316
Add:
Depreciation,
depletion, and
amortization
300
310
326
368
395
410
503
560
571
556
532
136
130
134
Equity (income) loss (44) (55) (58) 12 (82) (57) (2) 26 (1) 7 27 3 5 11
Income taxes       266       256       314       307       726       542       172      (365)         96         92         106        (37)         (19)         157
Other        (47)         12         20        (96)        (13)        (27)        (32)      (176)          (7)           2      (422)           1           2      (423)
Adjusted EBITDA $  1,125 $  1,180 $  1,410 $  1,413 $  2,786 $  2,313 $  1,572 $    (567) $  1,147 $  1,138 $     552 $       71 $     104 $     195
Production
(thousand metric
tons) (kmt)
3,500
3,508
3,376
3,554
3,552
3,693
4,007
3,564
3,586
3,775
3,742
962
938
912
Adjusted EBITDA /
Production ($ per
metric ton)

$     321

$     336

$     418

$     398

$     784

$     626

$     392

$    (159)

$     320

$     301

$     148

$       74

$     111

$     214
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to
Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
49

一 一 一 一 一 一 一 一 一 一 一 一 一 一

二 二 二 二 二 二 二 二 二 二 二 二 二 二

[Alcoa Logo]
Reconciliation of Global Rolled Products Adjusted
EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 4Q11 3Q12 4Q12
After-tax operating
income (ATOI)
$     225
$     222
$     254
$     278
$     233
$     178
$        (3)
$      (49)
$     220
$     266
$     358
$       26
$       98
$       69
Add:
Depreciation,
depletion, and
amortization
184
190
200
220
223
227
216
227
238
237
229
58
57
58
Equity loss 4 1 1 – 2 – – – – 3 6 3 1 2
Income taxes         90         71         75       121         58         92         35         48         92         104         167         10         44         31
Other          (8)          (5)           1           1         20           1           6          (2)           1           1          (2)           1          (2)           –
Adjusted EBITDA $     495 $     479 $     531 $     620 $      536 $     498 $     254 $     224 $     551 $     611 $     758 $       98 $     198 $     160
Total shipments
(thousand metric
tons) (kmt)
  1,814
  1,893
  2,136
  2,250
  2,376
  2,482
  2,361
  1,888
  1,755
  1,866
  1,943
  436
  501
  465
Adjusted EBITDA
/ Total shipments
($ per metric ton)

$     273

$     253

$     249

$     276

$     226

$     201

$     108

$     119

$     314

$     327

$     390

$     225

$     395

$     344
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
50

[Alcoa Logo]
Reconciliation of Engineered Products and Solutions
Adjusted EBITDA
51
($ in millions)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 4Q11 3Q12 4Q12
After-tax operating
income (ATOI) $       63 $     124 $     156 $     271 $     365 $     435 $     533 $     315 $     415 $     539 $     612 $     122 $     160 $     137
Add:
Depreciation,
depletion, and
amortization 150 166 168 160 152 163 165 177 154 158 158 39 39 40
Equity loss
(income) – – – – 6 – – (2) (2) (1) – – – –
Income taxes 39 55 65 116 155 192 222 139 195 260 297 59 79 69
Other 35 11 106 (11) (2) (7) 2 1 – (1) (8) – (1) (7)
Adjusted EBITDA $     287 $     356 $     495 $     536 $     676 $     783 $     922 $     630 $     762 $     955 $  1,059 $     220 $     277 $     239
Total sales $  3,492 $  3,905 $  4,283 $  4,773 $  5,428 $  5,834 $  6,199 $  4,689 $  4,584 $  5,345 $  5,525 $  1,355 $  1,367 $  1,348
Adjusted EBITDA
Margin 8% 9% 12% 11% 12% 13% 17% 18% 19% 16% 20% 18%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to
Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The
Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
15%
13%

[Alcoa Logo]
Reconciliation
of Free Cash Flow
52
(in millions)
Quarter ended Year ended
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
March 31,
2012
June 30,
2012
September30,
2012
December 31,
2012
December 31,
2011
December 31,
2012
Cash from
operations
$ (236) $    798 $    489 $ 1,142 $   (236) $    537 $    263 $    933 $ 2,193 $ 1,497
Capital
expenditures (204) (272) (325) (486) (270) (291) (302) (398) (1,287) (1,261)
Free cash
flow $   (440) $    526 $    164 $    656 $   (506) $    246 $     (39) $    535 $    906 $    236
Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.
It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[Alcoa Logo]
Reconciliation of Free Cash Flow, con’t
53
Cash from
operations
$    608 $   (271) $ $    184 $   1,124 $    199
$    300
$    392 $ 1,370
Capital
expenditures
Free cash
flow
328
$   (409) $   (742) $   (90) $   (186) $     761 $     (22) $      87 $    176 $  1,005
(418)
(221) (213)
(216)
(365) (471)
(370) (363)
(1,017)
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
Quarter ended
(in millions)
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010

[Alcoa Logo]
Days
Working Capital
54
($ in millions) Quarter ended
December 31,
2011
March 31,
2012
June 30,
2012
September 30,
2012
December 31,
2012
Receivables from customers, less
allowances
$ 1,571 $ 1,526 $ 1,575 $ 1,619 $ 1,322
Add: Deferred purchase price receivable* – 254 141 81 71
Receivables from customers, less
allowances, as adjusted 1,571 1,780 1,716 1,700 1,393
Add: Inventories 2,899 3,097 3,051 2,973 2,825
Less: Accounts payable, trade 2,692 2,734 2,633 2,590 2,692
Working Capital $ 1,778 $ 2,143 $ 2,134 $ 2,083 $ 1,526
Sales $ 5,989 $ 6,006 $ 5,963 $ 5,833 $ 5,898
Days Working Capital 27 32 33 33 24
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter). .
.
* The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to a financial institution on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.

[Alcoa Logo]
Reconciliation
of Net Debt
55
(in millions)
December 31,
2006 2007 2008 2009 2010 2011 2012
Short-term borrowings $    46 0 $    563 $    478 $    176 $      92 $      62 $      53
Commercial paper 340 856 1,535 – – 224 –
Long-term debt due within
one year 510 202 56 669 231 445 465
Long-term debt, less amount
due within one year 5,909 6,371 8,509 8,974 8,842 8,640 8,311
Total debt 7,2 19 7,992 10,578 9,819 9,165 9,371 8,829
Less: Cash and cash
equivalents
Net debt $ 6,71 3 $ 7,509 $ 9,816 $ 8,338 $ 7,622 $ 7,432 $ 6,968
Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
506
483 762 1,481 1,543 1,939 1,861

[Alcoa Logo]
Reconciliation
of Net Debt-to-Capital
56
($ in millions)
Debt-to-Capital
Cash and Cash Net Debt-to-
Capital
Total Debt
$
Commercial paper –
one year 465
due within one year 8,311
Numerator 1,861 $ 6,968
Total Capital
Total debt $
Total equity
Denominator
Ratio
December 31, 2012
Short-term borrowings
Long-term debt due within
Long-term debt, less amount
53
$
8,829
16,507
$
34.8%
$
1,861 $
23,475
29.7%
$
Net debt-to-capital is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
8,829
25,336
Equivalents

[Alcoa Logo]
Composition of Upstream Production Costs
57
Refining Cost Structure
Smelting Cost Structure
1 Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average
Fuel Oil
14%
Natural gas
10%
Caustic
11%
Bauxite
23%
Conversion
42%
Alumina
32%
Carbon
15%
Power
25%
Materials
6%
Conversion
22%
Input Cost Inventory flow
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil 1 – 2 months Prior month $4m per $1/bbl
Natural gas N/A Spot
1
$16m per $1/GJ
1
Caustic soda 3 - 6 months
Spot & semi-
annual
$9m per
$10/DMT
Input Cost Inventory flow Pricing convention
Annual ATOI
Sensitivity
Coke 1 - 2 months
Spot, quarterly &
semi-annual
$9m per
$10/MT
Pitch 1 - 2 months
Spot, quarterly &
semi-annual
$2.5m per
$10/MT